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10.95

                            LEASE EXTENSION AGREEMENT

      THIS LEASE EXTENSION AGREEMENT ("Agreement") is made and entered into this ____ day of _____________________, 2001, by BRESMIRO ASSOCIATES, L.L.C., a North
Carolina limited liability company ("Landlord"), and QUAKER FABRIC CORPORATION OF FALL RIVER, a Massachusetts corporation ("Tenant").

                                   WITNESSETH:

      WHEREAS, Tenant is a party to a certain Lease (the "Lease") dated April 1, 1996, with C&M Investments of High Point, Inc. for certain premises (the "Premises") located at 7024 Pike View Drive, Thomasville, North Carolina 27360, as more particularly described in the Lease; and

      WHEREAS, Landlord heretofore acquired title to the Premises from C&M Investments of High Point, Inc., received an assignment of the Lease, and is now the "Landlord" under the Lease for all purposes; and

      WHEREAS, the initial term of the Lease is scheduled to expire on July 31, 2001; and the parties desire to enter into this Agreement in order to extend the said term for an additional period of three years upon the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the foregoing premises and of the mutual covenants hereinafter set forth, the parties hereby agree as follows:

      1. Renewal Term. The term of the Lease shall be, and hereby is, extended for an additional period of three (3) years, beginning on August 1, 2001, and expiring on July 31, 2004, both dates inclusive (the "Renewal Term").

      2. Rental. During the Renewal Term, Tenant shall pay to Landlord, as rental for the Premises, without notice or demand therefor, rental in the amount of (a) Thirty-Four Thousand Five Hundred Dollars ($34,500.00) per year during the first year of the Renewal Term, payable in equal monthly installments of Two Thousand Eight Hundred Seventy-Five Dollars ($2,875.00) per month, (b) Thirty-Five Thousand Five Hundred Thirty-Five Dollars ($35,535.00) per year during the second year of the Renewal Term, payable in equal monthly installments of Two Thousand Nine Hundred Sixty-One and 25/100 Dollars ($2,961.25) per month, and (c) Thirty-Six Thousand Six Hundred Dollars ($36,600.00) per year during the third year of the Renewal Term, payable in equal monthly installments of Three Thousand





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Fifty and 09/100 Dollars ($3,050.09) per month. Rental payments shall be payable in advance on the first day of each month, and any rental payments received after the 10th day of the month shall carry a late fee of One Hundred
Twenty-Five Dollars ($125.00). Any check issued by Tenant that is returned marked "Non-Sufficient Funds", "NSF", or similar designation shall carry a service fee of One Hundred Dollars ($100.00).

      3. Renewal. Landlord grants to Tenant the right, privilege, and option to extend the lease term for an additional period of three (3) years after the expiration of the Renewal Term, provided that Tenant is not then in default in the rent or any other of the covenants contained in the Lease. The additional term of three (3) years shall begin immediately upon the expiration of the Renewal Term upon notice in writing to Landlord of Tenant's exercise of such option, such notice to be given at least one hundred twenty (120) days prior to the expiration of the Renewal Term. All of the terms and provisions of the Lease, as modified by this Agreement, shall be applicable during the renewal period, except that Tenant shall pay annual rental for the Premises during each year of such renewal period equal to the annual rental in effect during the immediately preceding lease year plus three percent (3%), payable in equal monthly installments in advance on the first day of each month.

      4. Deletion of Article 4. Article 4 of the Lease is hereby deleted in its entirety.

      5. Notice Address. Article 18 of the Lease is hereby amended to provide that Landlord's address for notices under the Lease is: 519 Woodvale Drive, Greensboro, North Carolina 27410.

      6. Improvements to Premises. In connection with the extension of the lease term hereunder, Tenant has requested certain repairs and improvements to the Premises, and Landlord has agreed to make certain of the repairs and improvements requested by Tenant. The parties acknowledge and agree that set forth on Exhibit A attached hereto is a list of each repair and improvement requested by Tenant and the status thereof as of the date of this Agreement.

      7. Ratification of Lease. Except as hereby modified and extended, the Lease shall continue in full force and effect in accordance with its terms.

      8. Miscellaneous. This Agreement contains the entire understanding of the parties regarding the subject matter hereof and there are no conditions precedent to its effectiveness or collateral understandings with respect to its subject matter. This Agreement may not be modified except by a writing signed by the parties. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their successors and assigns; provided, however, that the assignment of the Lease is governed by Article 16 thereof. The Lease and this Agreement shall be governed by North Carolina law.


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      IN WITNESS WHEREOF, the parties have duly executed this Agreement on the day and year first above written.

                                      BRESMIRO ASSOCIATES, L.L.C.

                                      By:_________________________________(SEAL)
                                            George Breslow, Manager


                                      QUAKER FABRIC CORPORATION OF FALL RIVER

                                      By:______________________________________
                                            Mark Hellwig, Vice President

ATTEST:

________________________________
     ______ Secretary

[CORPORATE SEAL]


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                                    EXHIBIT A

--------------------------------------------------------------------------------------------------------------------
                          ITEM                                                       STATUS
--------------------------------------------------------------------------------------------------------------------
Awnings over both dock doors                                Agreed to by Landlord. Ordered from Sunmaster, and
                                                            installation is pending.
--------------------------------------------------------------------------------------------------------------------
Parking lot                                                 Landlord has agreed to re-gravel as necessary as
                                                            required by Tenant.
--------------------------------------------------------------------------------------------------------------------
Window into warehouse                                       Agreed to by Landlord. Installation has been completed.
--------------------------------------------------------------------------------------------------------------------
Window into main office                                     Agreed to by Landlord. Installation has been completed.
--------------------------------------------------------------------------------------------------------------------
Thicker panels on walls                                     Not agreed to by Landlord. Present wall covering is
                                                            acceptable to Rick Truell.
--------------------------------------------------------------------------------------------------------------------
Cracks in concrete                                          Repairs agreed to by Landlord. Repairs have been
                                                            completed.
--------------------------------------------------------------------------------------------------------------------
Large fan in wall                                           Agreed to by Landlord, provided Tenant pays 1/2 of
                                                            expense. Job quoted at $1,400. Fan ordered and
                                                            installation pending.
--------------------------------------------------------------------------------------------------------------------
Thicker, more insulated dock and roll up doors              Not agreed to by Landlord. Present doors are acceptable
                                                            to Rick Truell.
--------------------------------------------------------------------------------------------------------------------
Light bank over cut table                                   Agreed to by Landlord. Contract entered into with
                                                            electrician to perform this work. Work pending.
--------------------------------------------------------------------------------------------------------------------
New bumper pads on 2 dock doors                             Agreed to by Landlord. Work contracted for, and
                                                            installation is pending.
--------------------------------------------------------------------------------------------------------------------
New pad around farthest dock door                           Not agreed to by Landlord. Rick Truell agrees that
                                                            installation of awnings makes this unnecessary.
--------------------------------------------------------------------------------------------------------------------


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